UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated by reference, is a copy of the press release issued by SeaChange International, Inc. (“SeaChange”) dated April 7, 2016, reporting SeaChange’s financial results for the fourth quarter and fiscal year ended January 31, 2016.

The information contained in this Item 2.02 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Jay Samit has been terminated without cause as Chief Executive Officer and has resigned as a Class I Director of SeaChange International, Inc. (“SeaChange”), effective April 6, 2016.

In connection with his termination, Mr. Samit and SeaChange entered into a Separation Agreement and Release of Claims, dated as of April 6, 2016 (the “Separation Agreement”). Under the terms of the Separation Agreement, and consistent with its pre-existing obligations to Mr. Samit in connection with a termination without cause, SeaChange will:

•	Pay Mr. Samit $750,000, in twelve (12) equal monthly installments of $62,500;

•	Pay Mr. Samit $625,000 in satisfaction of Mr. Samit’s fiscal 2016 and fiscal 2017 annual bonuses;

•	Allow for the pro-rated vesting through his termination date of Mr. Samit’s (i) new hire restricted stock unit award (16,010 RSUs) and (ii) 2016 Long-Term Incentive (“LTI”) restricted stock unit award (3,242 RSUs); and

•	Allow Mr. Samit to remain eligible to receive a pro-rated portion (6.484% of the original three year period based on his termination date) of his performance stock unit award (“PSU”) to be determined subsequent to January 31, 2019 pursuant to the previously disclosed terms of his PSU award agreement.

Under the Separation Agreement, Mr. Samit affirmed his existing Employee Noncompetition, Nondisclosure and Developments Agreement pursuant to which Mr. Samit agreed to non-competition and non-solicitation provisions restricting his activities for a one-year post-employment period.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(c)

Appointment of Edward Terino as Chief Executive Officer

On April 6, 2016, the Board of Directors of SeaChange appointed Edward Terino as the Chief Executive Officer of SeaChange, effective April 6, 2016.

Edward Terino, 62, previously served as SeaChange’s Chief Operating Officer and Executive Vice President since June 3, 2015. He has served on SeaChange’s Board of Directors since July 2010. Mr. Terino’s professional experience spans 30 years in senior management and operational roles for public companies including service as Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”) of Art Technology Group, Inc. from September 2001 to June 2005, CEO and CFO of Arlington Tankers Ltd. from July 2005 to December 2008, and Vice President (“VP”) of Finance and Operations at Houghton Mifflin Harcourt from 1985 to 1996. He has served on the board of directors for software and technology companies including Extreme Networks, Inc. from October 2012 to November 2013, S1 Corporation from April 2007 to February 2012, Phoenix Technologies Ltd. from November 2009 to November 2010, and EBT International, Inc. from October 1999 to March 2006. He also served on the board of directors of Baltic Shipping Ltd. from March 2010 to July 2015.

The selection of Mr. Terino to serve as Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Terino and any director or other executive officer of SeaChange and there are no related persons transactions between SeaChange and Mr. Terino reportable under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Terino as Chief Executive Officer, the Compensation Committee and Board agreed to pay Mr. Terino an annual base salary of $450,000 per year and, to make a one-time equity award of 600,000 stock options with an exercise price equal to SeaChange’s closing stock price on April 6, 2016 of $5.56 per share, to vest in approximately equal tranches based on SeaChange’s stock price reaching targets of $7.00, $9.00 and $11.00 in each case for twenty (20)

consecutive trading dates, but in any event no earlier than six (6) months from April 6, 2016. Mr. Terino will also be eligible to participate in the annual executive bonus program approved by the Compensation Committee based on the achievement of Company financial and strategic goals, as determined by the Compensation Committee. For fiscal 2017, Mr. Terino will be eligible to receive annual cash bonus under this program with a target value of $405,000. In addition, Mr, Terino will also be eligible for Long Term Incentive equity awards (“LTI Awards”). For fiscal 2017, Mr. Terino will be granted an LTI Award with a value of $370,000 to be set on the same general terms (fifty percent (50%) performance stock units, twenty-five percent (25%) stock options and twenty-five (25%) restricted stock units) as for the previously disclosed fiscal 2016 LTI Awards.

Attached as Exhibit 99.2, and incorporated by reference, is a copy of the press release issued by SeaChange International, Inc. (“SeaChange”) dated April 7, 2016, announcing the appointment of Edward Terino as Chief Executive Officer of SeaChange.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are attached to this report:

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims, dated as of April 6, 2016, by and between SeaChange International, Inc. and Jay Samit.

99.1	Press release issued by SeaChange International, Inc. dated April 7, 2016.

99.2	Press release issued by SeaChange International, Inc. dated April 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Edward Terino
Edward Terino Chief Executive Officer

Dated: April 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release of Claims, dated as of April 6, 2016, by and between SeaChange International, Inc. and Jay Samit.

99.1	Press release issued by SeaChange International, Inc. dated April 7, 2016.

99.2	Press release issued by SeaChange International, Inc. dated April 7, 2016.